                                                                   Exhibit 10.12


                             GAS PURCHASE AGREEMENT



         THIS AGREEMENT, entered into this first day of November. 1997, ("Effective Date") by and between EVERFLOW EASTERN PARTNERS, L. P. ("Seller"), and CNG ENERGY SERVICES CORPORATION, a Delaware corporation ("Buyer").

         WHEREAS, Seller has available a supply of natural gas at certain points of connection on the pipeline system identified in Exhibit A. which are for sale; and

         WHEREAS, Buyer is seeking to purchase gas supplies; and

         WHEREAS, Seller and Buyer desire to enter into an agreement relating to the sale and purchase of such available natural gas supplies from the wells listed on Exhibit `"A'", all as hereinafter set forth.

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, Seller and Buyer hereby mutually agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

         1.1 The term "Agreement" shall mean this Gas Purchase Agreement and the Confirmation(s) attached hereto as executed from time to time and made a part hereof,

         1.2 The term "Confirmation" shall mean the letter agreement, a form copy of which is attached hereto as Exhibit "A", which may be executed by Buyer and Seller from time to time and which shall bind Buyer and Seller to particular transactions for the purchase and sale of the gas in accordance with the terms thereof and this Agreement.

         1.3 The term "Day" shall mean the twenty-four (24) hour period commencing at eight o'clock (8:00) a.m. Eastern Time,

         1.4 The term "Dth" shall mean the quantity of heat energy which is one million British Thermal Units (MMBtu).

         1.5 The term "Effective Period" shall mean the period of time (Days, Months, or any portion thereof) specified on the then effective Confirmation,

         1.6 The term "Gas" shall mean natural gas or any mixture of hydrocarbons or of hydrocarbons and noncombustible gases, in a gaseous state.

         1.7 The term "Mcf" shall mean one thousand (1,000) cubic feet of gas measured at the temperature and pressure specified by the System identified on Exhibit "A."

         1.8 The term "Quantity" shall mean the amount of Gas that Seller produces from those wells listed on Exhibit "A" which Buyer agrees to purchase and receive pursuant to the terms and conditions hereof at the Delivery Point(s) as defined in Article IV herein.

         1.9 The term "System" shall mean the pipeline system of an interstate pipeline or local distribution company as identified on the applicable Confirmation.

                                   ARTICLE II
                                Nature of Service
                                -----------------

         2.1 Not Applicable.


                                   ARTICLE III
                                  Confirmation
                                  ------------

         3.1 Buyer agrees to purchase the Quantity of Gas from Seller for the Price at the Delivery Point(s) for the Effective Period. The Quantity, Price, Delivery Point(s), Effective Period and other special provisions shall be identified in the Confirmation.

         3.2 Buyer and Seller agree that the specific terms associated with Price, Quantity, Delivery Point(s), Effective Period and other special provisions are subject to change from time to time upon mutual agreement of the parties hereto by written execution of a "Confirmation" substantially in the form of Exhibit "A".

                                   ARTICLE IV
                               Delivery Point(s)
                               -----------------

         4.1 The "Delivery Point(s)", as listed in an effective Confirmation, are the points at which delivery of the Gas purchased herein are deemed to be made at a point of the interconnection of Seller's gathering facilities with the metering facilities of the System identified on Exhibit ""A." Seller shall arrange and be responsible for the delivery of the Gas to the Delivery Point(s) as specified on the then effective Confirmation. Buyer shall arrange and be responsible for the transportation of the Gas after delivery is made at the Delivery Point(s).

                                   ARTICLE V
                                     Price
                                     -----

         5.1 The price ("Price") paid by Buyer during each Effective Period, for the Gas delivered by Seller to the Delivery Point(s), shall be as specified on the then effective Confirmation(s). The price is inclusive of all production, severance, excise, ad valorem, royalties or similar taxes levied on the production or transportation of the Gas prior to or at its delivery to Buyer hereunder.

                                   ARTICLE VI
                                      Term
                                      ----

         6.1 The Agreement shall become effective with the Production Period listed on the Confirmation(s) and shall remain in full force and effect for one year from the Production Period and thereafter until terminated by either party upon thirty (30) days' written notice to the other party; however, in the event either party terminates this Agreement during a Production Period of a Confirmation, this Agreement shall survive until the expiration of such Production Period and the satisfaction of all obligations thereunder.


                                  ARTICLE VII
                              Billing and Payment
                              -------------------

         7.1 Buyer shall pay Seller not later than twenty five (25) days after receipt of the delivery statement provided by the System Identified on Exhibit "A." In the event a dispute arIses as to the amount payable in any invoice rendered hereunder, Buyer shall nevertheless pay when due the amount not in dispute under such invoice. Such payment shall not be deemed to be a waiver of the right by Buyer to recoup any overpayment, nor shall acceptance of any payment be deemed to be a waiver by Seller of any underpayment.

         7.2 In the event Buyer fails to forward the entire amount due, except amounts disputed in good faith, to Seller when same is due, interest on the unpaid portion shall accrue at a rate equal to one percent (1%) above the prime rale charged by Chase Manhattan Bank, New York, from time to time, or the maximum legal rate, whichever is the lesser, compounded daily from the date such payment is due until the same is paid.

         7.3 Each party hereto shall have the right at all reasonable times to examine the books and records of the other party to the extent necessary to verify the accuracy of any statement, charge, computation, invoice or demand made under or pursuant to this Agreement. Any payment shall be final as to both parties unless questioned within twelve (12) calendar months from the date of such payment.

                                  ARTICLE VIII
                         Measurement and Quality of Gas
                         ------------------------------

         8.1 Quantities of Gas delivered to the Delivery Point(s) hereunder shall be measured according to the measurement provisions contained in the tariff of the applicable System.

         8.2 Seller shall deliver Gas which meets the applicable System's required quality specifications.

                                   ARTICLE IX
                          Title and Warranty of Title
                          ---------------------------

         9.1 Except as provided by Section 4.1. title to and risk of loss of all Gas delivered hereunder shall pass and vest in Buyer at the Delivery Point(s).

         9.2 Seller warrants the title to the Gas delivered hereunder, that it has good and lawful authority to sell such Gas, and that such Gas is free from all liens and adverse claims of any kind or character. Seller agrees to indemnify and hold Buyer harmless from all claims, suits, actions, debts, accounts, damages, costs, losses and expenses of every kind and character arising out of any adverse claim to or against such title. In the event an adverse claim is brought against Gas which is subject to this Agreement, Buyer may suspend payment for such Gas pending resolution of that claim.

                                   ARTICLE X
                                 Force Majeure
                                 -------------

         10.1 If, by reason of Force Majeure, either party is rendered unable, wholly or in part, to carry out its obligations under this Agreement, such party shall be excused from performance hereunder, except to the extent payment is due for Gas delivered, during the continuance of any inability so caused. "Force Majeure" shall mean acts of God, strikes, lockouts or industrial disturbances, interruptions by government or court orders, present or future orders of any regulatory body having jurisdiction, acts of the public enemy, wars, riots, inability to secure materials or labor, inability to secure right-of-way, epidemics, landslides, lightning, earthquakes, fires, storms, floods, explosions, breakage or accident to machinery, pipelines, equipment, freezing of wells or pipelines or any other situation, occurrence or condition not reasonably within the control of the party claiming suspension, including, without limitation, interruption of firm transportation, gathering, treating, compression or services required of third parties, In the event either party is unable to perform its obligations hereunder due to Force Majeure as defined herein. that party shall notify the other party as soon as practicable and shall use due diligence to alleviate such condition(s).

                                   ARTICLE XI
                                     Taxes
                                     -----

        11.1 Seller shall pay, or cause to be paid, all royalties, overriding royalties and payments out of production and all taxes including, without limitation, severance and production taxes, imposed on or with respect to the gas prior to or at its delivery at the Delivery Point; provided, however, if state law requires Buyer to remit such taxes to the collecting authority, Buyer shall do so and deduct the taxes so paid from payments otherwise due hereunder.

                                  ARTICLE XII
                                 Miscellaneous
                                 -------------

        12.1 NOTICE. Any notice, request, or statement ("Notice") provided in this Agreement between Buyer and Seller shall be in writing. Such Notice may be transmitted via ordinary mail or facsimile.

        Any such Notice shall be considered as duly delivered as of the earlier of the receipt date indicated on the facsimile or the postmark date when mailed by ordinary mail to the other party at the following address:

        (a)     Notice to
                Seller:         EVERFLOW EASTERN PARTNERS, L. P.
                                585 West Main Street
                                P.O. Box 629
                                Canfield, Ohio 44406
                                Attn: Mr. Tom Korner
                                Telephone:      (330) 533-2692
                                Facsimile:      (330) 533-9133
        (b)     Notice
                to Buyer:       CNG ENERGY SERVICES CORPORATION
                                c/o East Ohio Gas
                                1717 East Ninth Street, Room 400
                                Cleveland, OH 44114
                                Attn: Contract Administrator
                                Telephone: (216) 736-6559
                                Facsimile: (216) 736-6006


         12.2 ENTIRE AGREEMENT AND AMENDMENTS. This written Agreement, including the then effective Confirmation(s), contains the entire Agreement between the parties and there are no other understandings or representations between the parties hereto. This Agreement may not be amended except by an instrument in writing.

         12.3 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the substantive laws of the state of Ohio without regard to the choice of law rules thereof.

         12.4 SEVERABILITY. If any provision of this Agreement shall be held invalid, illegal, or unenforceable to any extent and for any reason by a court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and shall be enforceable to the full extent permitted by law.

         12.5 WAIVER. The failure of either party at any time to exercise any right or to require performance by the other party of any provision herein shall in no way affect Ihe right of such party thereafter to enforce the same, nor shall the waiver by either party hereto of any breach of any provision herein by the other party be a waiver of any other breach of such provision, or as a waiver of the provision itself.

         12.6 HEADINGS. The title headings are for identification and reference only and shall not be used in interpreting any part of this Agreement.

         12.7 JOINT EFFORTS. This Agreement shall be considered for all purposes as prepared through the joint efforts of the parties, and shall not be construed against one party or the other as a result of the preparation, submittal or other event of negotiation drafting or execution thereof.

         12.8 ASSIGNMENT. This Agreement shall inure to and be binding upon the successors and assigns of the parties hereto; provided, that neither party shall assign this Agreement and the rights hereunder without first having obtained the written approval of the other party which approval shall not be unreasonably withheld.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the day and year first above written.


                                             CNG ENERGY SERVICES CORPORATION


                                         /s/ Charles E. Roberts
                               -------------------------------------------------
                                             Charles E. Roberts
                               Dir., Appalachian & Canadian Business Development



                                   EVERFLOW EASTERN PARTNERS, L. P.
                                   By: Everflow Management Corp., Managing G.P.

                               -------------------------------------------------

                                   By:  /s/ Thomas L. Korner
                               -------------------------------------------------
                                        Thomas L. Korner, President





This is the signature page to the Gas Purchase Agreement dated as of the first day of November, 1997 between CNG ENERGY SERVICES CORPORATION and EVERFLOW EASTERN PARTNERS, L.P..

                                                                       Exhibit A
                                  CONFIRMATION

                                    For the
                             Gas Purchase Agreement
                             Dated November 1,1997
                                    Between
                   CNG ENERGY SERVICES CORPORATION ("BUYER")
                                      and
                  EVERFLOW EASTERN PARTNERS, L. P. ("SELLER")


Contract Number:        11467
Effective Period:       November, 1997 Production Period
Term:                   One Year

Buyer:                  CNG Energy Services Corporation
                        c/o East Ohio Gas
                        1717 East Ninth Street, Room 400
                        Cleveland, OH 44114
                        Attn: Barry Ferguson
Seller:                 EVERFLOW EASTERN PARTNERS, L. P.
                        585 West Main Street
                        P.O. Box 629
                        Canfield, Ohio 44406
                        Attn:   Mr. Tom Korner

Quantity:               Up to 2,000 Mcf/day (Estimated)

Price:                  $2.93

Delivery Point:         E258 K719, K739, K778, K801, K817, K846, K927, K983,
                        K993, K995, E388

SPECIAL PROVISIONS:     None


SELLER:                                 BUYER:
EVERFLOW EASTERN PARTNERS, L.P.         CNG ENERGY SERVICES CORPORATION

By: Everflow Management Corp.,
    Managing G.P.
By: /s/ Thomas L. Korner                By:    /s/ Charles E. Roberts
    ------------------------                ----------------------------------
    Thomas L. Korner

    President                            Dir., Appalachian & Canadian Bus. Dev.
----------------------------             -------------------------------------
        Title                                            Title

                                                                       Exhibit A

                                  CONFIRMATION

                                    For the
                             Gas Purchase Agreement
                             Dated November 1,1997
                                    Between
                   CNG ENERGY SERVICES CORPORATION ("BUYER")
                                      and
                  EVERFLOW EASTERN PARTNERS, L. P. ("SELLER'")


CONTRACT NUMBER:         11467

EFFECTIVE PERIOD:        November. 1997 Production Period

TERM:                    One Year

BUYER:                   CNG Energy Services Corporation
                         c/o East Ohio Gas
                         1717 East Ninth Street, Room 400
                         Cleveland, OH 44114
                         Attn: Barry Ferguson

SELLER:                  EVERFLOW EASTERN PARTNERS, L. P.
                         585 West Main Street
                         P.O. Box 629
                         Canfield, Ohio 44406
                         Attn: Mr. Tom Korner

Quantity:                Up to 1,200 Mcf/day (Estimated)

Price:                   NYMEX + $.52

Delivery Point:          E250, E253, E288, K633, K674, K788, K810, K811, K821,
                         K867, K893, K898, K922, E295, New Wells*

Special Provisions:      None

*New Wells:              Trumbull Properties #1D, Trumbull Co., Warren Twp.,
                         Permit #3637 AME Church #1, Mahoning Co., C/Youngstown,
                         Permit #2684



SELLER:                                 BUYER:
EVERFLOW EASTERN PARTNERS, L.P.         CNG ENERGY SERVICES CORPORATION

By: Everflow Management Corp.,
    Managing G.P.
By: /s/ Thomas L. Korner                By:    /s/ Charles E. Roberts
    ------------------------                ----------------------------------
    Thomas L. Korner

    President                            Dir., Appalachian & Canadian Bus. Dev.
----------------------------             -------------------------------------
        Title                                            Title

                                                                       EXHIBIT A
                              CONFIRMATION LETTER

                                    For the
                             Gas Purchase Agreement
                             Dated November 1, 1997
                                    Between
                   CNG RETAIL SERVICES CORPORATION ("BUYER")
                                      and
                   EVERFLOW EASTERN PARTNERS, L.P. ("SELLER")


CONTRACT NUMBER:         11467-A

EFFECTIVE PERIOD:        November 1998 Production Period

TERM:                    One Year

BUYER:                   CNG Retail Services Corporation

                         c/o CNG Field Services Company
                         P.O. Box 1570
                         Clarksburg, WV 26302-1570
                         Attn: Tony Garcia

SELLER:                  Everflow Eastern Partners, L.P.
                         585 West Main Street
                         P.O. Box 629
                         Canfield, 01-1 44406
                         Attn: Tom Korner

QUANTITY:                Up to 1,400 Mcf/day (Estimated)

PRICE:                   $ 2.82/MCF

Delivery Points:         BOG Meters: E515, E486, E484, E250, E253 ,E295, E288,
                         K633, K674, K788, K821, K811, K810,K898,K893,K867,K922

SPECIAL PROVISIONS:      Less Applicable Deductions: if any


SELLER:                                 BUYER:
EVERFLOW EASTERN PARTNERS, L.P.         CNG RETAIL SERVICES CORPORATION


By: Everflow Management Corp.,
    MGP
By: /s/ Thomas L. Korner                By: /s/ Tony Garcia
    ------------------------                ----------------------------------
    Thomas L. Korner

Title:  President                       Title: Agent
      ----------------------                   -------------------------------

                                                                       EXHIBIT A
                              CONFIRMATION LETTER

                                    For the
                             Gas Purchase Agreement
                             Dated November 1, 1997
                                    Between
                   CNG RETAIL SERVICES CORPORATION ("BUYER")
                                      and
                   EVERFLOW EASTERN PARTNERS, L.P. ("SELLER")


CONTRACT NUMBER:         11467

EFFECTIVE PERIOD:        November 1998 Production Period

TERM:                    One Year

BUYER:                   CNG Retail Services Corporation

                         c/o CNG Field Services Company
                         P.O. Box 1570
                         Clarksburg, WV 26302-1570
                         Attn: Tony Garcia

SELLER:                  Everflow Eastern Partners, L.P.
                         585 West Main Street
                         P.O. Box 629
                         Canfield, 01-1 44406
                         Attn: Tom Korner

QUANTITY:                Up to 1,300 Mcf/day (Estimated)

PRICE:                   $ 2.82/MCF

DELIVERY POINTS:         EOG Meters: E258,E388,K719,K739,K778,K817,K80l,K846,
                                     K927,K983,K995,K993.

SPECIAL PROVISIONS:     Less Applicable Deductions: if any


SELLER:                                 BUYER:
EVERFLOW EASTERN PARTNERS, L.P.         CNG RETAIL SERVICES CORPORATION

By: Everflow Management Corp.,
    MGP
By: /s/ Thomas L. Korner                By:    /s/ Tony Garcia
    ------------------------                ----------------------------------
    Thomas L. Korner

Title:  President                       Title: Agent
      ----------------------             ------------------------------------